UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 27, 2006
ARBITRON INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-01969	52-0278528

(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of Principal Executive Offices)	(Zip Code)
(212) 887-1300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure
          Arbitron Inc. is scheduled to present at the Bear Stearns 19th Annual Media Conference to be held at The Breakers Hotel in Palm Beach, Florida on Monday, February 27, 2006. A copy of the slide show presentation to be made at the conference is attached hereto as Exhibit 99.1.
          The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01      Financial Statements and Exhibits
(c)                  Exhibits.
                       99.1      Slide Show Presentation of Arbitron Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: February 27, 2006	By:	/s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. Slide Show Presentation